Sequoia Fund
September 30, 2025
Schedule of Investments (Unaudited)
September 30, 2025
(Percentages are of the Fund's Net Assets)
Common Stocks (98.6%)
Shares		Value
	Aerospace & Defense (17.3%)
40,741,727	Rolls-Royce Holdings PLC (United Kingdom)	$652,043,229
1,150,000	Rolls-Royce Holdings PLC - SP ADR (United Kingdom)	18,630,000
		670,673,229
	Application Software (9.8%)
83,113	Constellation Software, Inc. (Canada)	225,622,800
529,172	SAP SE (Germany)	141,588,433
46,000	SAP SE - SP ADR (Germany)	12,291,660
		379,502,893
	Cable & Satellite (2.5%)
136,687	Charter Communications, Inc. - Class A(a)	37,603,277
340,760	Liberty Broadband Corp. - Class A(a)	21,580,331
583,728	Liberty Broadband Corp. - Class C(a)	37,090,077
		96,273,685
	Consumer Finance (7.2%)
828,064	Capital One Financial Corp.	176,029,845
218,462	Credit Acceptance Corp.(a)	102,006,462
		278,036,307
	Financial Exchanges & Data (4.4%)
1,017,373	Intercontinental Exchange, Inc.	171,407,003
	Integrated Telecommunication Services (0.2%)
68,152	GCI Liberty, Inc. - Class A(a)	2,559,449
116,745	GCI Liberty, Inc. - Class C(a)	4,351,086
		6,910,535
	Interactive Media & Services (8.6%)
1,155,584	Alphabet, Inc. - Class A	280,922,470
70,250	Meta Platforms, Inc. - Class A	51,590,195
		332,512,665
	Investment Banking & Brokerage (5.7%)
2,307,127	The Charles Schwab Corp.	220,261,415
	Life Sciences Tools & Services (8.3%)
2,926,063	Eurofins Scientific SE (Luxembourg)	212,235,569
630,488	ICON PLC (Ireland)(a)	110,335,400
		322,570,969
	Managed Health Care (6.9%)
533,318	Elevance Health, Inc.	172,325,712
277,444	UnitedHealth Group, Inc.	95,801,413
		268,127,125
	Movies & Entertainment (13.9%)
42,268	Liberty Media Corp.-Liberty Formula One - Class A(a)	4,024,759
2,743,813	Liberty Media Corp.-Liberty Formula One - Class C(a)	286,591,268
8,699,174	Universal Music Group NV (Netherlands)	250,837,794
		541,453,821
	Multi-Sector Holdings (1.0%)
78,394	Berkshire Hathaway, Inc. - Class B(a)	39,411,800
	Research & Consulting Services (0.6%)
1,014,578	Amentum Holdings, Inc.(a)	24,299,143

Sequoia Fund
September 30, 2025
Schedule of Investments (Unaudited) (Continued)
September 30, 2025
Shares		Value
	Semiconductors (4.9%)
678,985	Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR (Taiwan)	$189,633,721
	Trading Companies & Distributors (3.7%)
2,182,681	Ashtead Group PLC (United Kingdom)	145,746,963
	Miscellaneous Securities (3.6%)(b)	138,821,227
	Total Common Stocks (Cost $1,642,268,662)	3,825,642,501
Units
	Warrants (0.0%)
99,398	Constellation Software, Inc., expiring 03/31/40 (Canada)(a)	0
	(cost $0)
	Total Investments (98.6%) (Cost $1,642,268,662)(c)	3,825,642,501
	Other Assets Less Liabilities (1.4%)	53,815,263
	Net Assets (100.0%)	$3,879,457,764

(a)	Non-income producing security.
(b)	”Miscellaneous Securities“ include holdings that are not restricted, have been held for not more than one year prior to September 30, 2025, and have not previously been publicly disclosed.
(c)	The cost for federal income tax purposes is $1,692,689,806. The difference between book cost and tax cost is attributable to financial and tax accounting differences on a corporate spin-off. At September 30, 2025, the aggregate gross tax basis unrealized appreciation and depreciation of securities were $2,181,261,331 and $48,308,636, respectively.
Abbreviation:
SP ADR	Sponsored American Depository Receipt
Notes to Schedule of Investments (Unaudited)
Investments for which market quotations are readily available are valued at market value, and other investments are valued at “fair value” as determined in accordance with procedures approved by the Fund’s Board of Directors (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Ruane Cunniff L.P. (the “Investment Adviser”) as valuation designee to perform fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.
Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed; securities traded in the NASDAQ Stock Market (”NASDAQ“) are valued in accordance with the NASDAQ Official Closing Price. Securities for which there is no sale or Official Closing Price are valued at the mean of the last reported bid and asked prices.
Securities traded on a foreign exchange are valued at the closing price on the last business day of the period on the principal exchange on which the security is primarily traded. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the New York Stock Exchange on the date of valuation.

Sequoia Fund
September 30, 2025
Schedule of Investments (Unaudited) (Continued)
September 30, 2025
U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost, provided that the amortized cost value is approximately the same as the fair value as determined without the use of amortized cost valuation. U.S. Treasury Bills that when purchased have a remaining maturity in excess of 60 days are valued on the basis of market quotations and estimates until the sixtieth day prior to maturity, at which point they are valued at amortized cost. Fixed-income securities, other than U.S. Treasury Bills, are valued at prices supplied by an independent pricing service.
When reliable market quotations are insufficient or not readily available at the time of valuation or when the Investment Adviser determines that the prices or values available do not represent the fair value of a security, such security is valued at fair value as determined in good faith by the Investment Adviser, in accordance with procedures approved by the Board.
Generally accepted accounting principles establish a disclosure hierarchy that categorizes the inputs to valuation techniques used to value the investments at measurement date. These inputs are summarized in the three levels listed below:
Level 1 −	unadjusted quoted prices in active markets for identical securities.
Level 2 −	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk).
Level 3 −	unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are recognized at the end of the reporting period. For the nine months ended September 30, 2025, there were no transfers in or out of Level 3 and there were no Level 3 securities held by the Fund.
The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2025:
	Level 1	Level 2	Level 3	Total
Common Stocks	$3,825,642,501	$—	$—	$3,825,642,501
Warrants	—	0	—	0
Total Investments	$3,825,642,501	$0	$—	$3,825,642,501
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